REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made as of this 9th day of October, 2001 by and among Evolve Software, Inc., a Delaware corporation (the "Company"), each purchaser of the Company's Series A Preferred Stock (collectively, the "Series A Purchasers") and certain former holders of shares of Preferred Stock of the Company (the "Prior Preferred Holders").

                                    RECITALS
                                    --------

     A. The Company and the Series A Purchasers have entered into that certain Series A Preferred Stock Purchase Agreement dated September 23, 2001 (the "Purchase Agreement") pursuant to which the Company may sell to the Series A Purchasers an aggregate of up to 2,800,000 shares of its Series A Preferred Stock ("Series A Preferred") and warrants to purchase up to an aggregate of 14,000,000 shares of Common Stock of the Company (the "Warrant Stock").

     B. The obligation of the Series A Purchasers to purchase the Series A Preferred under the Purchase Agreement is conditioned upon, among other things, the execution and delivery by the Company and the Prior Preferred Holders of this Agreement.

     C. The Company, the Prior Preferred Holders and certain other current and former stockholders of the Company on June 30, 2000, entered into a Seventh Amended and Restated Stockholder Rights Agreement (the "Prior Agreement") which Prior Agreement contained among other things, certain rights to cause shares of Common Stock of the Company to be registered pursuant to the Securities Act of 1933, as amended ("Registration Rights").

     D. The Prior Preferred Holders are the only parties to the Prior Agreement which continue to hold Registration Rights exercisable under the Prior Agreement.

     E. The Prior Preferred Holders wish to waive all Registration Rights held pursuant to the Prior Agreement and to become parties to this Agreement.

                                    AGREEMENT
                                    ---------

     1.     Certain Definitions.  As used in this Agreement, the following terms
            -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
successor agency.

          "Holder" shall mean each Purchaser and any transferee or subsequent
          ------
grantee of Registrable Securities.

          "Registrable Securities" shall mean (i) shares of the Company's Common
           ----------------------
Stock issued or issuable upon the conversion of any series of Preferred Stock issued by the Company, including the Series A Preferred and all series of Preferred Stock issued prior to the Company's initial public stock offering under the Securities Act (the "Serial Preferred"), (ii) any Common Stock of the

Company or other securities issued or issuable in respect of shares of Serial Preferred; (iii) the Warrant Stock and (iv) shares issued or issuable in respect of any shares described in clauses (i)-(iii) above upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any shares
                                              --------  -------
described in clauses (i)-(iv) above shall cease to be Registrable Securities if
(x) such securities are sold in the public market pursuant to the are effective registration under the Securities Act or otherwise or (y) as to any such securities held by a Holder, at such time as such Holder may sell all such Holder's Registrable Securities in a single three month period pursuant to Rule 144 or Rule 144(k) of the Securities Act.

     The terms "register," "registered" and "registration" refer to a
                --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the
          ----------------------
Company in complying with Sections 5, 6, 8 and 9 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration and the fees and expenses of one special counsel to the Holders up to a maximum of $20,000.

          "Restricted Securities" shall mean the securities of the Company
           ---------------------
required to bear the legend set forth in Section 3 hereof (or any similar legend).

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders.

     2.     Restrictions on Transferability.  The Restricted Securities shall
            -------------------------------
not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

     3.     Restrictive Legend.  Each certificate representing (i) the Serial
            ------------------
Preferred, (ii) shares of the Company's Common Stock issued upon conversion of the Serial Preferred, (iii) shares issued or issuable in respect of any shares described in clauses (i)-(ii) above upon any stock split, stock dividend, recapitalization, or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF

          SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, AS SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. SUCH TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF FIRST OFFER ARE BINDING ON TRANSFEREES OF THESE SHARES.

     4.     Notice of Proposed Transfers.  The Holder of each certificate
            ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company reasonably so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that enforcement action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that no opinion or No Action letter need be
             --------  -------
obtained with respect to a transfer to (A) a partner, active or retired, of a Holder of Restricted Securities, (B) the estate of any such partner, (C) an "affiliate" of a Holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, (D) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons or (E) any officer, director or principal shareholder thereof, where such Holder is a corporation, if the transferee agrees to be subject to the terms hereof (collectively, "Exempt Transactions"). Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     5.     Requested  Registration.
            -----------------------

          (A) Request for Registration. If at any time after June 1, 2002, the
             -------------------------
Company shall receive from any Holder or group of Holders holding at least 20% of the Registrable Securities a written request that the Company effect any registration, qualification or compliance with respect to an offering of Registrable Securities with aggregate proceeds (after deduction for Selling Expenses) of at least $5,000,000, the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

               (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 5:

                    (1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (2) After the Company has effected four such registrations pursuant to this Section 5(a);

                    (3) Upon delivery, within ten (10) business days of receipt of a request for registration of securities pursuant to this Section 5, of notice to the Holders requesting registration of the Company's intention to file a registration statement with respect to shares of its Common Stock pursuant to the Securities Act within 120 days of such notice.

     (B)     Registration.  Subject to the foregoing clauses (1), (2) and (3)
             -------------
the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of any Holder or Holders; provided, however, that if the Company shall furnish to the Holders requesting a registration pursuant to this
Section 5 a certificate signed by the Company's Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of the registration statement, the Company shall have the right to defer such filing for a period not in excess of 120 days in any twelve-month period.

     6.     Company Registration.
            --------------------

          (A) Notice of Registration. If the Company shall determine to register
              ----------------------
any of its securities under the Securities Act, either for its own account or the account of a Holder or Holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

               (i) promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) business days after delivery of such written notice by the Company, by any Holder or Holders, provided that the Company may
                                                 -------------
limit, to the extent so advised by the underwriters, the amount of Registrable Securities to be included in the registration by the Holders, or may exclude, to the extent so advised by the underwriters, such Registrable Securities entirely from such registration; provided further that the amount of Registrable
                        ----------------
Securities to be included in the registration by the Holders shall not be reduced to less than 25% of the total amount of shares included in any registration; provided further that if such registration statement is filed
              ----------------
pursuant to an exercise of the Holders' rights under Section 5 hereof, the Registrable Securities to be included in the registration by the Holders shall not be reduced until the securities to be included by the Company in the registration have been limited to 25% of the total amount of shares included in such registration.

          (B) Allocation of Shares. In all registered public offerings, whether
              --------------------
underwritten or not, the amount of Registrable Securities of Holders which are included in such registration, in accordance with the limitations set forth in
Section 6(a)(ii) above, shall be allocated to the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which would be held by each of such Holders assuming conversion of all outstanding Preferred Stock as of the date of the notice given pursuant to this Section 6, or such other proportions as shall have been mutually agreed upon by such selling Holders.

          If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event the right of any Holder to registration pursuant to
Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     7.     Expenses of Registration.  All Registration Expenses incurred in
            ------------------------
connection with any registration, qualification or compliance pursuant to
Section 5, Section 6, Section 8 and Section 9 shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

     8.     Registration Procedures.  In the case of each registration,
            -----------------------
qualification or compliance effected by the Company pursuant to this Agreement with respect to Registrable Securities, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (A) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the registration statement has been completed;

          (B) Prepare and file with the Securities and Exchange Commission such amendments to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement;

          (C) Furnish to the Holders such number of copies of a prospectus, including if applicable a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities held by them;

          (D) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to do business or file a general consent to service of process in any such jurisdictions;

          (E) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

          (F) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (G) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are registered; and

          (H) Provide a transfer agent and registrar for all such Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     9.     Registration on Form S-3.  In addition to the rights set forth in
            ------------------------
Section 5, if a Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor thereto) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register securities for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto, in accordance with the procedures and limitations set forth in Sections 5(A)(i), 5(A)(ii), 5(A)(ii)(1), 5(A)(ii)(3) and 5(B) above. The Company shall be required to file no more than one (1) such registration statement during any 6-month period.

     10.     Termination of Registration Rights.  The registration rights
             ----------------------------------
granted pursuant to this Agreement shall terminate as to all Holders on the tenth anniversary of date of this Agreement.

     11.     Indemnification.
             ---------------

          (A) The Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, the Securities Exchange Act of 1934, as amended and any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (B) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of

Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; pro-vided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the net proceeds after expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

          (C) Each party entitled to indemnification under this Section 11 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     12.     Information by Holder.  The Holder or Holders of Registrable
             ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     13.     Transfer of Registration Rights.  The right to cause the Company to
             -------------------------------
register securities granted the Shareholders hereunder may be assigned to a transferee or assignee who acquires at least 250,000 shares of Warrant Stock or Common Stock issued or issuable on conversion of shares of Serial Preferred (or shares of Serial Preferred convertible into such number of shares of Common Stock) (adjusted for stock splits, reverse stock splits or similar events after the date hereof) provided that the Company is given written notice of such assignment prior to such assignment. In addition, rights to cause the Company to register securities may be assigned to investment partnerships controlled by the managing partners of any Holder of Registrable Securities and their respective limited partners without regard to the number of shares transferred and shareholders, subsidiaries, immediate family members beneficial trusts and estates of such limited partners, provided that no rights may be transferred pursuant to this Section 14 unless the transferee agrees to be bound by all terms of this Agreement.

     14.     Rule 144 Reporting.  With a view to making available the benefits
             ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, at any time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (A) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (B) Use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended;

          (C) Furnish to Holders of Registrable Securities forth-with upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Securities Exchange Act of 1934, a copy of the most recent annual or quarterly report of the Company, and such other reports and nonconfidential documents of the Company as a Holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     15.     Waiver of Rights under Prior Agreement. BY THEIR EXECUTION OF THIS
             --------------------------------------
AGREEMENT, THE PRIOR PREFERRED HOLDERS HEREBY VOLUNTARILY, KNOWINGLY AND IRREVOCABLY WAIVE, RELINQUISH AND SURRENDER ALL RIGHTS THEY MAY HAVE PURSUANT TO THE PRIOR AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ALL REGISTRATION RIGHTS CONTAINED IN SUCH PRIOR AGREEMENT.

     16.     Governing Law.  This Agreement and the legal relations between the
             -------------
parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

     17.     Entire Agreement.  This Agreement constitutes the full and entire
             ----------------
understanding and agreement between the parties regarding rights to registration. This agreement supercedes all prior agreements and understandings, written or oral, between the parties as to the subject matter hereof, but does not supercede any contemporaneous written agreements or acknowledgments delivered in connection herewith. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     18.     Notices, etc.  All notices and other communications required or
             ------------
permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five business days after deposit with the United States mail, by registered or certified mail, postage prepaid, or, if by facsimile, on the first business day after receipt of appropriate confirmation of receipt, addressed (a) if to a Purchaser, to such Purchaser's address set forth in the Purchase Agreement pursuant to which such Purchaser acquired its shares of Registrable Securities, or at such other address as such Purchaser shall have furnished to the Company in writing, (b) if to any other Holder to such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, to its address set forth on the signature page of this Agreement the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holders.

     19.     Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be an original and shall be enforceable against the parties actually executing such counterparts, but all of which together shall constitute one instrument.

     20.     Amendment.  Any provision of this Agreement may be amended, waived
             ---------
or modified only upon the written consent of the (i) Company and (ii) holders of a majority of the outstanding Registerable Securities, voting together on an as-converted to Common Stock basis, provided that any such amendment, waiver or modification applies by its terms to each Holder. Any Purchaser may waive any of his or her rights or the Company's obligations hereunder without obtaining the consent of any other person. No consent will be necessary in order to amend this Agreement to add additional purchasers of shares of any series of Preferred Stock of the Company as Purchasers hereunder.

     21.     Delays or Omissions.  No delay or omission to exercise any right,
             -------------------
power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     22.     Severability.  In the event that any provision of this Agreement
             ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     23.     Gender.  The use of the neuter gender herein shall be deemed to
             ------
include the masculine and the feminine gender, if the context so requires

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

"COMPANY"

EVOLVE SOFTWARE, INC.
1400 65th Street, Suite 100
Emeryville, California 94608

By: /s/  Kenneth J. Bozzini
    -------------------------------------------
    Kenneth J. Bozzini, Chief Financial Officer



"PURCHASERS"                         WARBURG PINCUS PRIVATE EQUITY VIII, L.P.
                                     By Warburg Pincus & Co., as General Partner

                                     By: /s/  Barry Taylor
                                        ----------------------------------------
                                        Barry Taylor, General Partner

                            Series A Shares Purchased :  1,000,000
                                                        ------------------------

                            Total Purchase Price:  $10,000,000
                                                  ------------------------------



                                     SUNAMERICA INVESTMENTS, INC.

                                     By:  /s/  Marc Gamsin
                                        ----------------------------------------

                                     Name:  Marc Gamsin
                                          --------------------------------------

                                     Title:  Executive Vice President
                                           -------------------------------------

                            Series A Shares Purchased:  50,000
                                                       -------------------------

                            Total Purchase Price:  $500,000
                                                  ------------------------------

                                     INDEX VENTURES I (JERSEY) L.P.

                                     By:  /s/  Julia Chapman
                                        ----------------------------------------

                                     Name:  Julia Chapman
                                          --------------------------------------

                                     Title:  Director for the General Partner
                                           -------------------------------------
                                     Index Venture Associates I Limited
                                     -------------------------------------------

                            Series A Shares Purchased:  82,423
                                                        ------------------------

                            Total Purchase Price: $824,230
                                                  ------------------------------



                                     INDEX VENTURES I (DELAWARE) L.P.

                                     By:  /s/  Julia Chapman
                                        ----------------------------------------

                                     Name:  Julia Chapman
                                          --------------------------------------

                                     Title:  Director for the General Partner
                                           -------------------------------------
                                     Index Venture Associates I Limited
                                     -------------------------------------------

                            Series A Shares Purchased:  52,335
                                                       -------------------------

                            Total Purchase Price:  $523,350
                                                  ------------------------------



                                     INDEX VENTURES I PARALLEL
                                     ENTREPRENEUR FUND (JERSEY) L.P.

                                     By:  /s/  Julia Chapman
                                        ----------------------------------------

                                     Name:  Julia Chapman
                                          --------------------------------------

                                     Title:  Director for the General Partner
                                           -------------------------------------
                                     Index Venture Associates I Limited
                                     -------------------------------------------

                            Series A Shares Purchased:  2,849
                                                       -------------------------

                            Total Purchase Price: $28,490
                                                  ------------------------------

                                     INDEX VENTURES I GMBH & CO. KG

                                     By:  /s/  Julia Chapman
                                        ----------------------------------------

                                     Name:  Julia Chapman
                                          --------------------------------------

                                     Title:  Director for the General Partner
                                           -------------------------------------
                                     Index Venture Vermaltungs I GmbH
                                     -------------------------------------------

                            Series A Shares Purchased:  11,493
                                                       -------------------------

                            Total Purchase Price: $114,930
                                                  ------------------------------



                                     INDEX VENTURES MANAGEMENT SA ON
                                     BEHALF OF INDEX EMPLOYEE CO-
                                     INVESTMENT PLAN

                                     By: /s/ David Rimer, /s/ Neil Rimer
                                        ----------------------------------------

                                     Name:   David Rimer,  Neil Rimer
                                          --------------------------------------

                                     Title:  Partner
                                           -------------------------------------

                            Series A Shares Purchased:  900
                                                       -------------------------

                            Total Purchase Price: $9,000
                                                  ------------------------------



                                     SIERRA VENTURES VII, L.P.

                                     By:  /s/  Jeffrey M. Drazan
                                        ----------------------------------------

                                     Name:   Jeffrey M. Drazan
                                          --------------------------------------

                                     Title:  General Partner
                                           -------------------------------------

                            Series A Shares Purchased:  90,933
                                                       -------------------------

                            Total Purchase Price: $909,330
                                                  ------------------------------

                                     SIERRA VENTURES ASSOCIATES VII, LLC

                                     By:  /s/  Jeffrey M. Drazan
                                        ----------------------------------------
                                     Name:   Jeffrey M. Drazan
                                          --------------------------------------
                                     Title:  General Partner
                                           -------------------------------------
                            Series A Shares Purchased:  9,067
                                                       -------------------------
                            Total Purchase Price: $90,670
                                                  ------------------------------